SUB-ITEM 77Q1:  Exhibit 1a
Amendment to Declaration of Trust

FEDERATED MDT SERIES
Amendment No. 5
DECLARATION OF TRUST
Dated May 18, 2006
This Declaration of Trust is
amended as follows:
	Strike the first paragraph
of Section 5 - Establishment and
Designation of Series or Class of
Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:
	Section 5.  Establishment and
Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT Mid Cap Growth Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares




	The undersigned hereby certify
that the above stated Amendment is a true and correct Amendment to the
Declaration of Trust, as adopted by the
Board of Trustees at a meeting on the
12th day of November, 2009, to
become effective on March 19, 2010.

	WITNESS the due execution
hereof this 12th day of November, 2009.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s James F. Will
Maureen Lally-Green
James F. Will



SUB-ITEM 77Q1:  Exhibit 1b
Amendment to Declaration of Trust

FEDERATED MDT SERIES
Amendment No. 6
DECLARATION OF TRUST
Dated May 18, 2006
This Declaration of Trust is
amended as follows:
	Strike the first paragraph
of Section 5 - Establishment and
Designation of Series or Class of
Article III -
BENEFICIAL INTEREST from the
Declaration of Trust and substitute
 in its place the following:
	Section 5.  Establishment
and Designation of Series or Class.
 Without limiting the authority of
the Trustees
set forth in Article XII, Section
8, inter alia, to establish and
designate any additional Series or
Class or to modify
the rights and preferences of any
existing Series or Class, the Series
and Classes of the Trust are
established and
designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares




	The undersigned hereby
certify that the above stated
Amendment is a true and correct
Amendment to the
Declaration of Trust, as adopted
by the Board of Trustees at a meeting
on the 12th day of November, 2009, to
become effective on May 7, 2010.

	WITNESS the due execution
hereof this 12th day of November, 2009.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s James F. Will
Maureen Lally-Green
James F. Will